Capital Group Global Growth Equity ETF
Investment portfolio
February 28, 2022
unaudited
Common stocks 93.48% Information technology 31.36%	Shares	Value (000)
ASML Holding NV	3,708	$2,490
Microsoft Corp.	8,324	2,487
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	21,261	2,275
Adyen NV1,2	328	686
Applied Materials, Inc.	4,498	604
Adobe, Inc.[2]	825	386
Broadcom, Inc.	632	371
Amphenol Corp., Class A	4,627	352
Fiserv, Inc.[2]	3,151	308
MongoDB, Inc., Class A2	734	280
Zendesk, Inc.[2]	2,343	273
Hexagon AB, Class B	19,655	267
Keyence Corp.	500	234
NVIDIA Corp.	749	183
EPAM Systems, Inc.[2]	602	125
		11,321
Consumer discretionary 18.51%
Amazon.com, Inc.[2]	454	1,394
Chipotle Mexican Grill, Inc.[2]	707	1,077
LVMH Moët Hennessy-Louis Vuitton SE	1,236	915
Floor & Decor Holdings, Inc., Class A2	4,791	458
Renault SA2	11,244	360
Domino’s Pizza, Inc.	770	333
Booking Holdings, Inc.[2]	149	324
NIKE, Inc., Class B	2,257	308
Prosus NV, Class N	4,874	303
Cie. Financière Richemont SA, Class A	1,963	268
Coupang, Inc., Class A2	8,304	220
D’Ieteren Group	1,357	220
Domino’s Pizza Enterprises, Ltd.	3,020	173
Melco Resorts & Entertainment, Ltd. (ADR)[2]	16,669	167
Home Depot, Inc.	514	162
		6,682
Health care 13.18%
UnitedHealth Group, Inc.	1,303	620
DexCom, Inc.[2]	1,271	526
AstraZeneca PLC	3,829	465
Mettler-Toledo International, Inc.[2]	328	462
ResMed, Inc.	1,865	460
Cigna Corp.	1,815	432
Pfizer, Inc.	7,676	360
Regeneron Pharmaceuticals, Inc.[2]	486	301
Merck & Co., Inc.	3,636	278
Fisher & Paykel Healthcare Corp., Ltd.	12,994	242
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Tandem Diabetes Care, Inc.[2]	2,084	$235
CVS Health Corp.	1,959	203
NovoCure, Ltd.[2]	2,110	173
		4,757
Financials 8.82%
Tradeweb Markets, Inc., Class A	7,545	638
AIA Group, Ltd.	53,600	557
Kotak Mahindra Bank, Ltd.	15,348	375
AXA SA	11,391	310
JPMorgan Chase & Co.	2,184	310
Allfunds Group PLC[2]	18,680	214
Citigroup, Inc.	3,345	198
Ping An Insurance (Group) Company of China, Ltd., Class H	25,500	197
Société Générale	6,813	196
Prudential PLC	12,383	189
		3,184
Consumer staples 8.30%
British American Tobacco PLC	18,017	788
Philip Morris International, Inc.	4,812	486
Kweichow Moutai Co., Ltd., Class A	1,500	426
Keurig Dr Pepper, Inc.	9,126	353
Altria Group, Inc.	6,858	352
Ocado Group PLC[2]	16,094	296
Nestlé SA	2,258	295
		2,996
Communication services 7.17%
Alphabet, Inc., Class A2	746	2,015
Meta Platforms, Inc., Class A2	1,751	369
Sea, Ltd., Class A (ADR)[2]	1,398	204
		2,588
Industrials 3.17%
MTU Aero Engines AG	1,121	272
DSV A/S	1,360	252
Airbus SE, non-registered shares[2]	1,937	249
Alliance Global Group, Inc.	820,400	205
GT Capital Holdings, Inc.	14,750	166
		1,144
Materials 1.65%
Sherwin-Williams Company	2,259	594
Energy 0.91%
Reliance Industries, Ltd.	8,981	281
Gazprom PJSC (ADR)	18,466	49
		330
Real estate 0.41%
Country Garden Services Holdings Co., Ltd.	25,000	149
Total common stocks (cost: $33,988,000)		33,745
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Preferred securities 3.70% Health care 2.23%	Shares	Value (000)
Sartorius AG, nonvoting non-registered preferred shares	1,818	$804
Information technology 1.47%
Samsung Electronics Co., Ltd., nonvoting preferred shares	9,640	530
Total preferred securities (cost: $1,336,000)		1,334
Short-term securities 3.40% Money market investments 3.40%
Capital Group Central Cash Fund 0.15%[3,4]	12,281	1,228
Total short-term securities (cost: $1,228,000)		1,228
Total investment securities 100.58% (cost: $36,552,000)		36,307
Other assets less liabilities (0.58)%		(210)
Net assets 100.00%		$36,097
Investments in affiliates4

	Value of affiliate at 2/22/2022[5] (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 2/28/2022 (000)	Dividend income (000)
Short-term securities 3.40%
Money market investments 3.40%
Capital Group Central Cash Fund 0.15%[3]	$—	$2,467	$1,239	$—[6]	$(—)[6]	$1,228	$—[6]
[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $686,000, which represented 1.90% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at February 28, 2022.
[4]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Commencement of operations.
[6]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP3-305-0422O-S87927	Capital Group Global Growth Equity ETF — Page 5 of 5